UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2021

Salt Blockchain Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-56283 (Commission File Number)	81-4029835 (I.R.S. Employer Identification No.)

Not Applicable	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 243-5018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2021, the Board of Directors (the “Board”) of Salt Blockchain, Inc. (the “Company”) approved the Second Amended and Restated Bylaws of the Company (the “Second A&R Bylaws”). The Second A&R Bylaws include, among other things, the following amendments:

●	an advance notice provision for stockholders proposals, including direction nominations;

●

a change to the voting threshold for the election of directors from a plurality standard to a majority standard, such that a majority of the votes cast shall be sufficient to elect a director to the Board at a stockholder meeting called or convened for the election of directors; provided, that, for contested elections, directors shall be elected by a plurality of the votes cast. In the event a director nominated for re-election fails to receive more votes cast for such director’s re-election than against re-election, such director must promptly tender the director’s resignation for the Board’s consideration. The nominating and corporate governance committee (or other committee designated by the Board) will make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Board will then have 60 days to act on such recommendation. If such resigning director’s tendered resignation is not accepted, such director will continue to serve on the Board; and

●

the designation of the Court of Chancery of the State of Delaware as the sole and exclusive forum for any actions or proceedings relating to (a) stockholder derivative actions, (b) claims of breach of duty owed by any director or officer to the Company, (c) claims against the Company or its directors and officers arising out of or relating to any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or Second A&R Bylaws, or (d) claims peculiar to the relationships between or among the Company and its directors, officers and stockholders. In addition, the Second A&R Bylaws require that the exclusive forum for any claims asserting a cause of action arising under the Securities Act of 1933, as amended, will be the federal district courts of the United States of America.

The foregoing description of the amendments made in the Second A&R Bylaws is qualified in its entirety by reference to the Second A&R Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1  Second Amended and Restated Bylaws of Salt Blockchain, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALT BLOCKCHAIN INC.
October 12, 2021	By:	/s/ Dustin Hull
	Name:	Dustin Hull
	Title:	Chief Financial Officer